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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2001

                                 ---------------

                                 NET2PHONE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    000-26763
                                    ---------
                            (Commission File Number)

            Delaware                                   22-3559037
            --------                                   ----------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

                                520 Broad Street
                            Newark, New Jersey 07102
                            ------------------------
             (Address of principal executive offices, with zip code)

                                 (973) 412-2800
                                 --------------
              (Registrant's telephone number, including area code)


                          ----------------------------
                         (Former name or former address,
                          if changed since last report)

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This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements involve risks and uncertainties and actual results could differ materially from those discussed in the forward-looking statements. For this purpose, any statements contained in this current report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Factors which may affect the Company's results include, but are not limited to, the Company's ability to expand its customer base, the Company's ability to develop additional and leverage its existing distribution channels for its products and solutions, the Company's ability to compete successfully against established competitors with greater resources, the uncertainty of future governmental regulation, the Company's ability to manage growth, general economic conditions and other risks discussed in this current report and in the Company's other filings with the Securities and Exchange Commission. All forward-looking statements and risk factors included in this document are made as of the date hereof, based on information available to the Company as of the date thereof, and the Company assumes no obligation to update any forward-looking statement or risk factors.


Item 5.  Other Events.

         Net2Phone, Inc. (the "Company") has begun a cost reduction program as of November 7, 2001, which program includes a 43% reduction in workforce as well as a reduction of outsourced services. The Company expects this program to result in an estimated annualized cost savings of approximately $23 million.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: November 15, 2001
                                                   NET2PHONE, INC.


                                                   /s/ Ilan S. Slasky
                                                   -----------------------------
                                                   By:  Ilan Slasky
                                                   Its: Chief Financial Officer